UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2013

INUVO, INC.
(Exact name of registrant as specified in its charter)
Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	212-231-2000

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

    On January 29, 2013, Inuvo, Inc., and Capital Growth of Clearwater, LLC entered into a Lease Termination Agreement.  The Lease Termination Agreement will terminate the Company’s Lease, dated August 10, 2007, as amended, for its Clearwater, Florida facility (the “Original Lease”) effective March 31, 2013 (the “Termination Date”).  The Lease Termination Agreement provides for payments totaling $615,034 prior to the Termination Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: February 4, 2013	By:	/s/ John Pisaris
John Pisaris, General Counsel

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